UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 3, 2021 (March 1, 2021)

PRESIDIO PROPERTY TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34049	33-0841255
__________	__________	__________
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

4995 Murphy Canyon Road, Suite 300
San Diego, California 92123
(Address of Principal Executive Offices, Including Zip Code)
____________________

(760) 471-8536
(Registrant’s Telephone Number, Including Area Code)
___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Series A Common Stock, $0.01 par value per share	SQFT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Principal Accounting Officer

Effective March 1, 2021, Presidio Property Trust, Inc. (“Company”) appointed Mr. Edwin H. Bentzen IV, age 44, to serve as its Chief Accounting Officer.  Mr. Bentzen will report to Mr. Adam Sragovicz, the Company’s Chief Financial Officer.  In his position, Mr. Bentzen will succeed Mr. Sragovicz as the Company’s principal accounting officer and be responsible for Sarbanes-Oxley compliance in addition to the preparation and certification of the Company’s financial reports.

Prior to joining the Company, Mr. Bentzen served as Chief Financial Officer and Chief Operations Officer for Crystal View Capital Management, LLC in 2020, as a Chief Financial Officer / Finance consultant for various clients (including real estate development companies) from 2018 to 2020, and as Chief Financial Officer for The Parking REIT, Inc. (formerly MVP REIT, Inc. and MVP REIT II, Inc.) from 2016 to 2018.  Prior to these roles, Mr. Bentzen held senior and/or accounting roles at Western Funding, Inc., Vestin Group, Inc., and a local CPA firm in Las Vegas, Nevada.  In addition, Mr. Bentzen worked as a Senior Internal Auditor at Ameristar Casinos, Inc. (Nasdaq: ASCA).  He holds a Bachelor of Science degree in Hotel Administration, with an emphasis in Gaming, and a Master of Science degree in Accountancy, from University of Nevada, Las Vegas, and is licensed as a Certified Internal Auditor (inactive).

Mr. Bentzen’s annual base salary is $165,000, and he is eligible for benefits customarily available to the Company’s employees, including an award of restricted stock under the Company’s 2017 Incentive Award Plan.

There are no arrangements or understandings between Mr. Bentzen and any other person pursuant to which he was appointed to serve as an officer of the Company.  There are also no family relationships between Mr. Bentzen and any director or executive officer of the Company, and Mr. Bentzen does not have a direct or indirect material interest in any “related party” transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 3, 2021	PRESIDIO PROPERTY TRUST, INC.
By: /s/ Ann T. Nguyen
Ann T. Nguyen
General Counsel & Secretary